TG-1 P1, P2, P3, P4

01/12

SUPPLEMENT DATED JANUARY 3, 2012

to the Prospectus dated May 1, 2011

Templeton Global Bond Securities Fund

 (Franklin Templeton Variable Insurance Products Trust)

I.    The “FUND SUMMARY - Principal Investment Strategies” and the “FUND DETAILS – Principal Investment Policies and Practices” sections are revised by adding the following:

For purposes of pursuing its investment goals, the Fund regularly uses various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures contracts. The Fund maintains significant positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under the instruments. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies.

II.   The “FUND SUMMARY – Principal Risks” and the “FUND DETAILS – Principal Risks” sections are revised by adding the following:

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects.  In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.  Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses.  Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

III.  The “FUND SUMMARY - Principal Risks” and the “FUND DETAILS – Principal Risks” sections are revised by replacing the disclosure under the heading “Derivative Instruments” with the following:

Derivative Instruments The performance of derivative instruments (including currency related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment.  Other risks include illiquidity in the Fund, mispricing or improper valuation, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits.  When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Please keep this supplement for future reference.